R & R PROFESSIONAL ACCOUNTING LIMITED
恆寧專業會計有限公司
6/F, Kam Sang Building, 257 Des Voeux Road Central, Hong Kong
香港德輔道中257號錦甡大廈6樓
電話 Tel : 2815-8226 傳真 Fax : 2815-8236

S/N: 12678

INVOICE
發票

Date 日期 : 26 February 2013
To 致 : LUCKYCOM,INC.

Description 項目	Amount ($) 金額
1. Professional service in respect of the following: Provision of registered office address (1/3/2013 - 28/2/2014) - provision of registered office - collection of mails (exclude disbursements)	 2,000
Total invoice amount 發票金額	2,000
Received 已收	0
Total 總數	2,000

R&R Professional Accounting Limited 恆寧專業會計有限公司

Cheque is made payable to
R & R Professional Accounting Limited / "恆寧專業會計有限公司"
OR Deposit into our bank account as follows:
A/C Name: "R & R Professional Accounting Limited
(Please use "R R Professional Accounting Limited" when for internet transfer)
Bank: Hang Seng Bank Limited (恆生銀行) (A/C No.: 388-807141-001)
Bank Address : 香港德輔道中83號 / 83 Des Voeux Road Central, Hong Kong
SWIFT : HASEHKHH

Note: The above invoice amount is due upon the presentation of this invoice